                    THE LATIN AMERICAN DISCOVERY FUND, INC.

                 ---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

            --------------------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
            --------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
            --------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
            --------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The First National Bank of Boston
Investor Relations Department
P.O. Box 644, Mail Stop 46-02-09
Boston, Massachusetts 02102-0644
(617) 575-2900
            --------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
            --------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

            --------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ----------

                                      THE
                                 LATIN AMERICAN
                                   DISCOVERY
                                   FUND, INC.
                                   ----------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

For the third quarter of 1995 the Fund's total return based on net asset value per share was 10.28% versus 3.77% for the MSCI Emerging Markets Global (EMG) Latin America Index (the MSCI Index) and 2.83% for the IFC Latin America Total Return Composite Index (the IFC Index). On a year-to-date basis, the Fund's total return was -22.56% versus -10.22% for the MSCI Index and -11.29% for the IFC Index. Since inception the Fund's total return is 38.12% versus 28.71% for the MSCI Index and 26.11% for the IFC Index.

The Latin American markets rallied during the month of July and August but corrected slightly in September. The individual markets moved disparately, reacting to local events and reflecting shifts in sentiment. The Fund's outperformance was due to its overweight position in Brazil, which saw much larger gains than the MSCI Index, and its small presence in Chile, which was hit hard during the quarter.

The Brazilian market was the best performer during the period, rising 14.7% on the back of lower than expected inflation numbers and a modest easing of bank reserve requirements by the Central Bank. Brazil's gains for the past two quarters now aggregate to 33.7%, bringing the net decline for the year to -9.3%.

Economic activity in Brazil picked up slightly during August and September after two slow summer months. The Central Bank's credit tightening measures appeared to have been successful in slowing the economy and reducing inflationary pressures, clearing the way for easing credit towards the end of the quarter. Inflation reached a low of 0.7% in August and should come in modestly higher for the month of September. Furthermore, past due loans in the banking sector, rising throughout the year, peaked and stabilized during August.

The reform process continues to move slowly through Congress and other regulatory bodies, addressing tax, administration, social security, industry deregulation and privatization issues. We expect progress in these areas to come gradually over the next six to twelve months. Tariffs on regulated industries are being cautiously raised to avoid inflationary shocks. The petroleum industry was granted a 13% raise in tariffs during the quarter and similar action is expected for the telecommunications and electric utility sectors before the end of the year.

The government's control of the economy through the foreign exchange rate, domestic interest rates and select import tariffs has been prudent and has allowed for the reduction of inflationary pressures without tipping the economy into a recession. Said differently, the government appears to be on the road to successfully engineering a "soft landing."

We are cautiously optimistic about the market for the remainder of the year. We believe there are opportunities for handsome gains through judicious stock selection, though we do not expect the continuation of the strong rallies experienced in the second and third quarters. The Fund is therefore positioned to benefit from a) a marginal reduction of interest rates, b) improving trends in consumer spending and credit, and c) reform, privatization and cost-cutting in the attractively valued state-owned companies.

Mexico also posted a strong performance for the quarter, as the MSCI Mexico Index gained 7.4%. The Mexican market rallied during July and August, but saw a reversal of sentiment amidst renewed concern over fundamentals and the depth of the recession in September.

A lower-than-expected -10.5% year-over-year GDP contraction for the second quarter raised new questions about the state of the economy and the timing of the much-anticipated recovery. Market sentiment soured, stabilized towards the end of the month, and turned negative again at the end of the quarter shrinking a 19% gain to 7.4% by the end of September.

The currency saw periods of volatility in August and late September, closing the quarter 2% lower than at the end of June. Interest rates were also under pressure at the end of the quarter, with rates on government paper experiencing modest rises. Inflation for July and August was moderate to low, falling in the below 2% range, but spiked in September to 2.1% due to seasonal factors.

While we believe there are selected stocks that represent good value and have attractive upside, we are cautious about the Mexican market as a whole in the near term, as sentiment turned less pessimistic too quickly and an economic turnaround is slow in coming.

The Argentine market was flat for the quarter, as concern over the tenure of Economic Minister Cavallo erased a strong early quarter rally. A series of debt buy-back programs were announced during the quarter, the first few of which were implemented with moderate success.

Disagreements over economic policy between Cavallo and other administration insiders in addition to controversy over the Finance Minister's energetic attack on corruption, created an air of uncertainty about the stability of the Menem team and rumors of Cavallo's imminent departure. By the end of the quarter speculation subsided, but it seems clear that Cavallo's tenure in the government is increasingly precarious. We continue to have a defensive presence in Argentina, but remain optimistic on the ability of the country to make economic headway in the medium to long term.

Chile experienced a steep decline during the third quarter, as the MSCI EMG Chile Index fell 14.6%, reacting to a potential decline in electricity rates and a weakening currency. The Fund remains underweight in Chile, allowing for valuations to contract further and come in line with fundamentals.

The Colombian market was severely damaged by allegations that President Samper's election campaign received contributions from the Cali cartel. As the case against the President gained momentum, the stock market fell, amassing a 16.1% loss for the quarter, and the currency weakened. Hearings on the case will be held by the Colombian Congress during the month of October. This situation may provide an opportunity for the Fund to revisit its exposure to the country, increasing holdings in stocks whose valuations have been strongly affected but whose fundamentals remain sound.

The Peruvian market continued its strong performance for the year, rising 6.9%. The Fund's position in the country remains relatively neutral with emphasis on more liquid blue-chips with superior growth potential.

Venezuela edged up 1.1% on the back of positive though sporadic moves by the Caldera administration, which backtracked on one of its campaign promises and doubled the price of gasoline. In addition, as foreign reserves fall to alarmingly low levels, there is speculation about an IMF package that would modify the current fixed exchange rate scheme and liberalize other controls on the economy in exchange for a US$1.5 billion loan needed to meet interest payments due in the fourth quarter. In the event that these measures are adopted and represent a turning point in Venezuelan economic policy, we will revisit our current negative stance on the market.

Sincerely,

           [SIG]

Barton M. Biggs
CHAIRMAN

          [SIG]

Robert L. Meyer
SENIOR PORTFOLIO MANAGER

        [SIG]

James Colmenares
PORTFOLIO MANAGER

October 18, 1995

The Latin American Discovery Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)            INDEX (3)
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
CURRENT QUARTER             -8.47%          --        10.28%          --         3.77%          --

FISCAL YEAR TO DATE        -41.07           --       -22.56           --       -10.22           --

ONE YEAR                   -48.08       -48.08%      -39.14       -39.14%      -30.55       -30.55%

SINCE INCEPTION*            11.79         3.47        38.12        10.38        28.71         7.98

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Periods ended September 30
                                           1992*       1993       1994   9 Months Ended 9/30/95 (Unaudited)
Net Asset Value                            15.23      23.31      17.16                                12.51
Capital Gains and Other Distributions          -          -       5.74                                 0.45
Total Return (1)                           8.01%     65.36%    (0.14%)                             (22.56%)
Index Total Return (3)                   (2.26%)     52.29%    (3.69%)                             (10.22%)

(1)Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(3) Morgan Stanley Capital International Emerging Markets Global Latin America Index

 * The Fund commenced operations on June 23, 1992.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            93.3%
Debt Securities               3.8%
Short-Term Investments        2.9%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                 21.2%
Utilities                               14.5%
Telecommunications                      12.6%
Beverage & Tobacco                      10.6%
Building Materials & Components          8.3%
Energy Sources                           4.7%
Appliances & Household Durables          3.6%
Metals - Non-Ferrous                     2.4%
Multi-Industry                           2.2%
Other                                   19.9%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina         5.8%
Brazil           55.1%
Chile             1.0%
Colombia          3.2%
Mexico           20.0%
Peru              3.2%
Venezuela         2.3%
Other             9.4%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Eletrobras
       2.  Telebras (Preferred)
       3.  Banco Bradesco (Preferred)
       4.  Brahma (Preferred)
       5.  G. Bancomer ADR
       6.  FEMSA 'B'
       7.  Petrobras (Preferred)
       8.  Banco Itau (Preferred)
       9.  CVRD (Preferred)
      10.  G. Banacci 'B'

INVESTMENTS (UNAUDITED)

---------

SEPTEMBER 30, 1995

                                                                     VALUE
                                                     SHARES          (000)
---------------------------------------------------------
------------
COMMON STOCKS (87.0%)
 (Unless otherwise noted)
-----------------------------------------------------------------
-------------
ARGENTINA (5.8%)
BANKING
  Banco Del Suquia                                  589,329  U.S.$     778
                                                             -------------
BEVERAGES & TOBACCO
  Quilmes                                            80,465          1,489
                                                             -------------
ENERGY SOURCES
  Capex ADR                                         145,710          2,004
                                                             -------------
TELECOMMUNICATIONS
  Compania Austral de Inversiones                   227,000          1,441
  Compania Austral de Inversiones (Rights)          227,000            987
                                                             -------------
                                                                     2,428
                                                             -------------
                                                                     6,699
                                                             -------------
-----------------------------------------------------------------
-------------
BRAZIL (55.1%)
APPLIANCES & HOUSEHOLD DURABLES
  Continental 2001 (Preferred)                   21,577,000            436
  Multibras (Preferred)                             420,000            440
  Refripar                                       33,919,000             75
  Refripar (Preferred)                          819,407,277          2,141
  WEG (Preferred)                                 1,974,000          1,015
                                                             -------------
                                                                     4,107
                                                             -------------
BANKING
  Banco Bradesco (Preferred)                    584,240,524          5,609
  Banco do Brasil (Preferred)                   162,106,000          2,602
  Banco Itau (Preferred)                          9,758,100          3,072
  Banco Nacional (Preferred)                     61,460,000          1,219
                                                             -------------
                                                                    12,502
                                                             -------------
BEVERAGES & TOBACCO
  Brahma (Preferred)                             12,762,946          5,203
                                                             -------------
CHEMICALS
  Rhodia-Ster ADS                                    83,770          1,120
                                                             -------------
ENERGY SOURCES
  Petrobras (Preferred)                          32,432,000          3,420
                                                             -------------
FOOD & HOUSEHOLD PRODUCTS
  Dixie Toga (Preferred)                          1,135,000            977
                                                             -------------
MERCHANDISING
  Cia Brasileira ADR                                 57,275            623
  Lojas Americanas (Bonus Preferred Rights)         159,383             23
  Lojas Renner (Preferred)                       32,730,000            738
                                                             -------------
                                                                     1,384
                                                             -------------
METALS -- NON-FERROUS
  CVRD (Preferred)                               16,435,000          2,759
                                                             -------------
METALS -- STEEL
  Acesita (Preferred)                           161,200,000          1,150
  CSN                                            22,075,000            591
  Usiminas (Preferred)                          537,500,000            592
                                                             -------------
                                                                     2,333
                                                             -------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                     SHARES          (000)

---------------------------------------------------------
------------
MULTI-INDUSTRY
  Itausa Investimentos Itau (Preferred)           1,904,000  U.S.$   1,199
                                                             -------------
TELECOMMUNICATIONS
  Telebras                                       28,497,000          1,151
  Telebras (Preferred)                          136,205,740          6,501
  Telebras ADR                                       35,735          1,697
  Telesp                                          5,234,000            876
  Telesp (Preferred)                              4,685,800            769
                                                             -------------
                                                                    10,994
                                                             -------------
TEXTILES & APPAREL
  Coteminas (Preferred)                           3,427,000          1,122
                                                             -------------
UTILITIES -- ELECTRICAL & GAS
  CELESC 'B' (Preferred)                          1,161,000            901
  Cemig                                          21,153,000            422
  Cemig ADR                                          77,675          1,728
  CESP                                           23,204,370            755
  CPFL (Preferred)                               51,486,000          2,058
  Eletrobras                                     23,735,000          7,322
  Eletrobras 'B' (Preferred)                      7,143,000          2,204
  Light                                           3,079,000          1,147
                                                             -------------
                                                                    16,537
                                                             -------------
                                                                    63,657
                                                             -------------
-----------------------------------------------------------------
-------------
CHILE (1.0%)
BEVERAGES & TOBACCO
  Andina                                             91,822            490
                                                             -------------
BUILDING MATERIALS & COMPONENTS
  Masisa                                            923,290            600
                                                             -------------
RECREATION, OTHER CONSUMER GOODS
  Video Chile                                       539,859             41
                                                             -------------
                                                                     1,131
                                                             -------------
-----------------------------------------------------------------
-------------
COLOMBIA (1.7%)
BANKING
  Banco de Colombia                               5,916,396          1,931
                                                             -------------
MULTI-INDUSTRY
  Corfivalle                                              2              -
                                                             -------------
                                                                     1,931
                                                             -------------
-----------------------------------------------------------------
-------------
MEXICO (20.0%)
BANKING
  G. Banacci 'B'                                  1,407,880          2,657
  G. Banacci 'L'                                    221,066            392
  G. Bancomer 'B'                                   398,700            119
  G. Bancomer 'L'                                    78,703             22
  G. Bancomer ADR                                   658,335          3,868
                                                             -------------
                                                                     7,058
                                                             -------------
BEVERAGES & TOBACCO
  FEMSA 'B'                                       1,482,100          3,759
  Panamco 'A'                                        46,955          1,262
                                                             -------------
                                                                     5,021
                                                             -------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                     SHARES          (000)
---------------------------------------------------------
------------
MEXICO (CONTINUED)
BUILDING MATERIALS & COMPONENTS
  Apasco                                            495,180  U.S.$   1,956
  Cemex                                             302,500          1,157
  Cemex ADR                                         144,732          1,223
  Tolmex 'B2'                                       525,150          2,650
                                                             -------------
                                                                     6,986
                                                             -------------
CONSTRUCTION & HOUSING
  Empresas ADR                                      142,505          1,639
                                                             -------------
FOREST PRODUCTS & PAPER
  Kimberly Clark de Mexico 'A'                       78,000          1,044
                                                             -------------
MULTI-INDUSTRY
  Alfa S.A.                                          64,800            843
  G. Carso ADR                                       38,300            481
                                                             -------------
                                                                     1,324
                                                             -------------
RECREATION, OTHER CONSUMER GOODS
  G. Mexicano de Videos 'B' ADR                      40,000             80
                                                             -------------
                                                                    23,152
                                                             -------------
-----------------------------------------------------------------
-------------
PERU (3.2%)
BANKING
  Banco de Credito del Peru                         270,001            506
                                                             -------------
BUILDING MATERIALS & COMPONENTS
  Cementos Lima                                          96              -
  Cementos Yura                                     320,000          2,002
                                                             -------------
                                                                     2,002
                                                             -------------
METALS -- NON-FERROUS
  Minas Buenaventura 'C'                                  3              -
  Southern Peru Copper                                    1              -
                                                             -------------
                                                                         -
                                                             -------------
MULTI-INDUSTRY
  La Fabril                                          36,627             44
                                                             -------------
TELECOMMUNICATIONS
  CPT 'B'                                           619,945          1,189
                                                             -------------
                                                                     3,741
                                                             -------------
-----------------------------------------------------------------
-------------
VENEZUELA (0.2%)
UTILITIES -- ELECTRICAL & GAS
  Electricidad de Caracas                           251,047            223
                                                             -------------
-----------------------------------------------------------------
-------------
TOTAL COMMON STOCKS
  (Cost U.S. $95,937)                                              100,534
                                                             -------------
-----------------------------------------------------------------
-------------
PURCHASED OPTIONS (0.0%)
---------------------------------------------------------
------------
BRAZIL (0.0%)
UTILITIES -- ELECTRICAL & GAS
  CPFL Call, expiring 10/16/95 strike price
   BRL 70.0 (Cost U.S.$0)                        37,400,000              -
                                                             -------------
-----------------------------------------------------------------
-------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
---------------------------------------------------------
------------
DEBT INSTRUMENTS (3.6%)
---------------------------------------------------------
------------
COLOMBIA (1.5%)
BANKING
  Banco de Colombia (Convertible)
   5.20%, 2/1/99                              U.S.$   2,310          1,709
                                                             -------------
-----------------------------------------------------------------
-------------
                                                       FACE
                                                     AMOUNT          VALUE
                                                      (000)          (000)

---------------------------------------------------------
------------
VENEZUELA (2.1%)
BONDS
  Republic of Venezuela Debt Conversion Bond
   'DL' 6.8125%, 12/18/07                     U.S.$   4,750  U.S.$   2,402
                                                             -------------
-----------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S. $4,768)                                                 4,111
                                                             -------------
-----------------------------------------------------------------
-------------
SHORT TERM INVESTMENTS (0.9%)
---------------------------------------------------------
------------

                                                     SHARES
CHILE (0.9%)
INVESTMENT COMPANIES
  Desarrollo Mutual Fund                                327              6
  Financiero Mutual Fund                             20,025            327
                                                             -------------
                                                                       333
                                                             -------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
BANKING
  Banco Bice PRBC 4.40%, 10/9/95                CLP 292,100            733
                                                             -------------
-----------------------------------------------------------------
-------------
TOTAL SHORT TERM INVESTMENTS
  (Cost U.S. $1,066)                                                 1,066
                                                             -------------
-----------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.7%)

  Argentine Peso                              ARS 3                       3
  Chilean Peso                                CLP 778,240             1,952
  Colombian Peso                              COP 14,789                 15
  Mexican New Peso                            MXN 219                    34
  Venezuelan Bolivar                          VLB 1,855                  11
                                                              -------------
  (Cost U.S. $2,032)                                                  2,015
                                                              -------------

---------------------------------------------
---------
TOTAL INVESTMENTS (93.2%)
  (Cost U.S. $103,803)                                              107,726
                                                              -------------
-----------------------------------------------------------------
-------------
OTHER ASSETS AND LIABILITIES (6.8%)
  Other Assets                                U.S.$   11,719
  Liabilities                                         (3,892)         7,827
                                              --------------  -------------
-----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 9,236,596 issued and outstanding U.S. $.01
   par value shares (100,000,000 shares authorized)           U.S.$ 115,553
                                                              -------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                     U.S.$   12.51
                                                              -------------
-----------------------------------------------------------------
-------------
ADR--American Depositary Receipt
ADS --American Depositary Shares
BRL --Brazilian Real

                                       6